UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

FIRST UNITED CORPORATION
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC

DRIVER OPPORTUNITY PARTNERS I LP

J. ABBOTT R. COOPER

MICHAEL J. DRISCOLL, ED.D

ETHAN C. ELZEN

LISA NARRELL-MEAD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies: _____________________________

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________

Proposed maximum aggregate value of transaction: ______________________________________________

Total fee paid: __________________________________________

☐ Fee paid previously with preliminary materials: _________________________________________________

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid: ___________________________

Form, Schedule or Registration Statement No.: ___________________________

Filing Party: _____________________________

Date Filed: ________________________________

Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its slate of director nominees at the upcoming annual meeting (the “2020 Annual Meeting”) of shareholders of First United Corporation, a Maryland corporation (the “Company” or “First United”).

Item 1:  On May 29, 2020, in response to a May 20, 2020 request made pursuant to the Maryland Public Information Act made upon Maryland State Senator George Edwards, Driver received certain email messages (the “Emails”) from the Office of Counsel to the General Assembly, Office of the Attorney General of Maryland, which it has posted to its website www.renovatemybank.com.  A copy of the Emails posted to the website is attached hereto as Exhibit 1.

The emails provide further evidence of First United’s campaign to pressure the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”) to prevent Driver from voting its First United shares at the 2020 Annual Meeting.  Specifically, the Emails show that Carissa Rodeheaver, Chairman and CEO of First United, was being kept informed, not only as to the progress of the Maryland Commissioner’s investigation (the “Investigation”) into Driver’s purchase of First United shares, but also Senator Edwards and Delegate Wendell Beitzel’s clear efforts to pressure both Tiffany Robinson, Maryland Secretary of Labor, as well as Kieffer Mitchell, chief legislative officer to Maryland Governor Larry Hogan, to cause the Maryland Commissioner to take action to deprive Driver of its fundamental right as a shareholder to vote its shares.

In addition, the Emails provide further clear proof that First United’s statements disavowing the transparent, determined and repeated efforts it undertook to instigate the Investigation, as well as its continued role in desperately trying to influence the outcome of the Investigation so that it caused the maximum damage to Driver’s rights as a shareholder, are wholly false.

2

EXHIBIT 1

Page 1 of 2

From: Keiffer Mitchell -GOV- [mailto:keiffer.mitchell@maryland.gov]
Sent: Tuesday, February 11, 2020 12:56 PM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>
Subject: Re: First United Bank and Trust - Garrett County

Senator,
My notes indicate that the Banking Commissioner and the leaders of First United Banks were going to connect after the meeting and follow up with each other. I see if that took place.
Keiffer

On Tue, Feb 11, 2020 at 12:50 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:

> Keiffer,
> According to my notes, you were going to report back within two weeks on the progress of this issue. Do you have an update for me?
> Thanks,
> George Edwards
>
> **From:** Keiffer Mitchell -GOV- [mailto:keiffer.mitchell@maryland.gov]
> **Sent:** Wednesday, January 15, 2020 5:42 PM
> **To:** Edwards, George Senator <George.Edwards@senate.state.md.us>
> **Cc:** grason.wiggins1@maryland.gov; crodeheaver@MyBank.com; Tiffany Robinson -DHCD- <tiffany.robinson@maryland.gov>; Ali Keane -GOV- <ali.keane@maryland.gov>; Erin Chase -GOV- <erin.chase1@maryland.gov>
> **Subject:** Re: Meeting with Governor et al
>
> Victoria,
> Thank you. I can be there on the 22nd at 9am. I am cc'ing Secretary Robinson and Ali Keane in our office to see if they can attend at that date and time. The Governor will be out of town on that day and He asked me to coordinate our folks to meet with the Senator and Delegate.
> Keiffer
>
> On Wed, Jan 15, 2020 at 3:46 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:
>
>> Keifer,
>> Senator Edwards and Delegate Beitzel would like to try to schedule a meeting with the Governor, Secretary of Labor, State Banking Commissioner and Carissa Rodeheaver, CEO of First United Bank & Trust in Oakland MD. We are proposing Wednesday 1/22 at 9a.
>> Would you help us in this effort.
>> Thanks Keifer,
>> Victoria
>
> --
>
> CHANGING Maryland FOR THE BETTER
>
> **Keiffer J. Mitchell, Jr.**
> Chief Legislative Officer
> Office of the Governor
> 100 State Circle
> Annapolis, Maryland 21401
> keiffer.mitchell@maryland.gov
> (410) 974-3336 (O)
> Website | Facebook | Twitter

--

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Keiffer J. Mitchell, Jr.
Chief Legislative Officer
Office of the Governor
100 State Circle
Annapolis, Maryland 21401
keiffer.mitchell@maryland.gov
(410) 974-3336 (O)
Website | Facebook | Twitter

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Carissa,
We got this update from Keiffer Mitchell last night.
Victoria

From: Keiffer Mitchell -GOV- [mailto:keiffer.mitchell@maryland.gov]
Sent: Wednesday, February 12, 2020 10:44 PM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>
Subject: Re: First United Bank and Trust - Garrett County

I am told that there has been lots of communication with the investor etc. Awaiting more info from banking commissioner.

Keiffer J. Mitchell, Jr.
Chief Legislative Officer
Office of The Governor
State House
Annapolis, Maryland 21401
(410) 974-3336

On Tue, Feb 11, 2020, 12:50 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:

> Keiffer,
> According to my notes, you were going to report back within two weeks on the progress of this issue. Do you have an update for me?
> Thanks,
> George Edwards
>
> **From:** Keiffer Mitchell -GOV- [mailto:keiffer.mitchell@maryland.gov]
> **Sent:** Wednesday, January 15, 2020 5:42 PM
> **To:** Edwards, George Senator <George.Edwards@senate.state.md.us>
> **Cc:** grason.wiggins1@maryland.gov; crodeheaver@MyBank.com; Tiffany Robinson -DHCD- <tiffany.robinson@maryland.gov>; Ali Keane -GOV- <ali.keane@maryland.gov>; Erin Chase -GOV- <erin.chase1@maryland.gov>
> **Subject:** Re: Meeting with Governor et al
>
> Victoria,
> Thank you. I can be there on the 22nd at 9am. I am cc'ing Secretary Robinson and Ali Keane in our office to see if they can attend at that date and time. The Governor will be out of town on that day and He asked me to coordinate our folks to meet with the Senator and Delegate.
> Keiffer
>
> On Wed, Jan 15, 2020 at 3:46 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:
>
>> Keifer,
>> Senator Edwards and Delegate Beitzel would like to try to schedule a meeting with the Governor, Secretary of Labor, State Banking Commissioner and Carissa Rodeheaver, CEO of First United Bank & Trust in Oakland MD. We are proposing Wednesday 1/22 at 9a.
>> Would you help us in this effort.
>> Thanks Keifer,
>> Victoria
>
> --

Keiffer J. Mitchell, Jr.

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CHANGING Maryland FOR THE BETTER

Chief Legislative Officer
Office of the Governor
100 State Circle
Annapolis, Maryland 21401
keiffer.mitchell@maryland.gov
(410) 974-3336 (O)
Website | Facebook | Twitter

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Secretary Robinson,
Senator Edwards was inquiring if you have any updated information from the Banking Commissioner on the issue with First United Bank and Trust in Garrett County. He is anxious to have this resolved, if possible.
Thank you,
Victoria Clark
Assistant to
Senator George C. Edwards

From: Carissa Rodeheaver [mailto:crodeheaver@mybank.com]
Sent: Thursday, February 13, 2020 4:46 PM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>
Subject: RE: First United Bank and Trust - Garrett County
Thank you for the update. I really appreciate the follow up.

Sent with BlackBerry Work
(www.blackberry.com)

From: Edwards, George Senator <George.Edwards@senate.state.md.us>
Date: Thursday, Feb 13, 2020, 12:37 PM
To: Carissa Rodeheaver <crodeheaver@mybank.com>
Subject: FW: First United Bank and Trust - Garrett County
Carissa,
We got this update from Keiffer Mitchell last night.
Victoria
From: Keiffer Mitchell -GOV- [mailto:keiffer.mitchell@maryland.gov]
Sent: Wednesday, February 12, 2020 10:44 PM
To: Edwards, George Senator
Subject: Re: First United Bank and Trust - Garrett County
I am told that there has been lots of communication with the investor etc. Awaiting more info from banking commissioner.

Keiffer J. Mitchell, Jr.
Chief Legislative Officer
Office of The Governor
State House
Annapolis, Maryland 21401
(410) 974-3336
On Tue, Feb 11, 2020, 12:50 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:

> Keiffer,
> According to my notes, you were going to report back within two weeks on the progress of this issue. Do you have an update for me?
> Thanks,
> George Edwards
> **From:** Keiffer Mitchell -GOV- [mailto:keiffer.mitchell@maryland.gov]
> **Sent:** Wednesday, January 15, 2020 5:42 PM
> **To:** Edwards, George Senator <George.Edwards@senate.state.md.us>
> **Cc:** grason.wiggins1@maryland.gov; crodeheaver@MyBank.com; Tiffany Robinson -DHCD- <tiffany.robinson@maryland.gov>; Ali Keane -GOV- <ali.keane@maryland.gov>; Erin Chase -GOV- <erin.chase1@maryland.gov>

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Subject: Re: Meeting with Governor et al

Victoria,

Thank you. I can be there on the 22nd at 9am. I am cc'ing Secretary Robinson and Ali Keane in our office to see if they can attend at that date and time. The Governor will be out of town on that day and He asked me to coordinate our folks to meet with the Senator and Delegate.

Keiffer

On Wed, Jan 15, 2020 at 3:46 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:

> Keifer,
>
> Senator Edwards and Delegate Beitzel would like to try to schedule a meeting with the Governor, Secretary of Labor, State Banking Commissioner and Carissa Rodeheaver, CEO of First United Bank & Trust in Oakland MD. We are proposing Wednesday 1/22 at 9a.
>
> Would you help us in this effort.
>
> Thanks Keifer,
>
> Victoria

--

CHANGING Maryland FOR THE BETTER

Keiffer J. Mitchell, Jr.
Chief Legislative Officer
Office of the Governor
100 State Circle
Annapolis, Maryland 21401
keiffer.mitchell@maryland.gov
(410) 974-3336 (O)
Website | Facebook | Twitter

*****Security Note: This is an EXTERNAL email. Please exercise caution and DO NOT open attachments or click links from unknown or unexpected email.**

***The information contained in this email and in any accompanying documents, may constitute confidential and/or legally privileged information and/or may be protected by the federal law including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, and state laws. The information is intended only for use by the designated recipient. If you are not the intended recipient (or responsible for delivery of the message to the intended recipient), you are hereby notified that any dissemination, distribution, copying, or other use of, or taking of any action in reliance on this email is strictly prohibited. If you have received this email communication in error, please notify the sender immediately and delete the message from your system.

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From: Gary Ruddell [mailto:gruddell@totalbizfulfillment.com]
Sent: Thursday, March 26, 2020 2:40 PM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>; Wendell Beitzel (wrbeitzel@gmail.com) <wrbeitzel@gmail.com>
Subject: RE: FUNC Press Release re Settlement Negotiations

Thanks George for your quick action and copying Wendell, Carissa and I in on this matter.

Driver Management, Inc. is the type of capitalist that gives all capitalists very bad names. He after the quick buck and then he and his associates dump their stock. There is no investing what-so-ever in the local community. Driver insists that First United Bank and Trust be offered for sale on the open market. He will not accept anything less. A sale of First United Bank and Trust under his scenario would absolutely reduce the Garrett County bank head count—(200-250 Garrett Countians) the Operations Center on 219 would certainly close and employees be without a job. A large bank would be the likely purchaser—and decisions on loans would come from a headquarters not associated at all with this Western Maryland and northern West Virginia communities. Driver Management has gone after two other Virginia banks and did damage to them. He has a following of large investors who would likely dump their stock holdings in First United.

First United Bank and Trust has a strategic plan that would long-term reward stockholders, stakeholders and the community much more as a stand-a-lone bank than as this capitalist malefactor would provide.

Best Regards,
Gary R. Ruddell
President

TOTAL BIZ FULFILLMENT
YOUR TOTAL SUPPORT TEAM

E: gruddell@totalbizfulfillment.com
Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Edwards, George Senator <George.Edwards@senate.state.md.us>
Sent: Thursday, March 26, 2020 2:27 PM
To: 'tiffany.robinson@maryland.gov' <tiffany.robinson@maryland.gov>; 'andrew.fulginiti@maryland.gov' <andrew.fulginiti@maryland.gov>
Cc: 'Wendell Beitzel' <wrbeitzel@gmail.com>; Gary Ruddell <gruddell@totalbizfulfillment.com>; crodeheaver@MyBank.com
Subject: FW: FUNC Press Release re Settlement Negotiations
Importance: High

Secretary Robinson,

We keep hearing from Keiffer Mitchell that you all are on this. Delegate Beitzel and I would like to know what is being done ASAP. I know you have a lot on your plate at the moment, but this is a very important issue in our part of the State and we would like to have some action on this.

George Edwards

From: Gary Ruddell [mailto:gruddell@totalbizfulfillment.com]
Sent: Thursday, March 26, 2020 10:16 AM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>; Wendell Beitzel (wrbeitzel@gmail.com) <wrbeitzel@gmail.com>
Cc: Carissa L. Rodeheaver, CPA CFP (crodeheaver@MyBank.com) <crodeheaver@MyBank.com>; John

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McCullough (john.mcc@verizon.net) <john.mcc@verizon.net>; Mark Widmyer (mark.widmyer1@maryland.gov) <mark.widmyer1@maryland.gov>
Subject: FW: FUNC Press Release re Settlement Negotiations
Dear George and Wendell:
As a life-long Maryland resident and business owner who has been directly banked by First United Bank and Trust, I am deeply disappointed and troubled by the continued formal inaction of the Maryland of the Commissioner of Financial Regulation and the Maryland Attorney General's Office.
Driver Management, Inc. a New York based investor, bought shares and increased it's holding of First United Bank and Trust shares (6% ownership). According to Maryland banking laws Driver Management, Inc. after buying a percentage of shares was required by Maryland to follow certain Maryland banking regulations. The Maryland Commissioner of Financial Regulation was made aware of the situation in summer 2019. This Maryland office later in 2019 found a potential violation of the Maryland regulation. Why has there been no action of opening a formal investigation against Driver Management Inc. by whichever State of Maryland agency has jurisdiction?
The Maryland law is on the books to create a balanced playing field in the banking and with other Maryland businesses. Why would the State of Maryland permit by it's inaction allow a predatory out-of-state shareholder to undermine a Western Maryland regional community bank? If this New York based-firm is allowed to circumvent Maryland regulations or laws does it not create open season on other Maryland headquartered banks or businesses? Who will be next?
A costly proxy fight is on the immediate horizon. The inaction of a formal investigation and its findings in addition compromises the employment of hundreds of Maryland residents; banking services to Total Biz Fulfillment, Inc.; and First United's continued regional community support.
I request an immediate opening of a formal investigation. I am also a Director of the Board of Director for First United but I am NOT speaking for the Board or First United Bank and Trust's management.
Best Regards,
Gary R. Ruddell
President
TOTAL BIZ FULFILLMENT
YOUR TOTAL SUPPORT TEAM
E: gruddell@totalbizfulfillment.com
Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Karen Malecki <kmalecki@mybank.com>
Sent: Thursday, March 26, 2020 8:12 AM
To: awalls@mpbonline.com; bboal@boalandassociates.com; bob_rudy@hotmail.com; Carissa Rodeheaver <crodeheaver@mybank.com>; elmdcl@gmail.com; Gary Ruddell <gruddell@totalbizfulfillment.com>; Jason Rush <jrush@mybank.com>; jbarr@ellsworthelectric.net; john.mcc@verizon.net; Karen Malecki <kmalecki@mybank.com>; mkburkey@mkburkeycpa.com; marisa@shockleyhonda.com; rwkurtz@verizon.net; Tonya Sturm <tsturm@mybank.com>
Cc: Coaching Staff <CoachingStaff@mybank.com>
Subject: FUNC Press Release re Settlement Negotiations
Importance: High
Attached is a press release from us that "dropped" at 8AM this morning. I have also posted it in Directors Desk Documents.

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Have a great morning!

Karen L. Malecki
Vice President and Director of Strategic Initiatives
First United Bank & Trust
19 S. Second Street
Oakland, MD 21550
1-301-533-2329 (O)
1-301-334-1421 (F)

kmalecki@MyBank.com
MyBank.com

***The information contained in this email and in any accompanying documents, may constitute confidential and/or legally privileged information and/or may be protected by the federal law including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, and state laws. The information is intended only for use by the designated recipient. If you are not the intended recipient (or responsible for delivery of the message to the intended recipient), you are hereby notified that any dissemination, distribution, copying, or other use of, or taking of any action in reliance on this email is strictly prohibited. If you have received this email communication in error, please notify the sender immediately and delete the message from your system.

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From: Keiffer Mitchell -GOV- [mailto:keiffer.mitchell@maryland.gov]
Sent: Thursday, March 26, 2020 4:40 PM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>
Subject: Re: FW: FUNC Press Release re Settlement Negotiations

Thanks Victoria. I will let the Secretary know. As you can imagine, the Secretary has been quite busy dealing with the covid-19 crisis and figuring out unemployment benefits and other labor issues. Thanks for patience.
Keiffer

Keiffer J. Mitchell, Jr.
Chief Legislative Officer
Office of The Governor
State House
Annapolis, Maryland 21401
(410) 974-3336

On Thu, Mar 26, 2020, 4:32 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:

> Keiffer,
> Senator Edwards sent an email to Secretary Robinson on 3/12 asking for an update on the issue with First United Bank and Trust and then followed up earlier this afternoon with another request. The Senator wanted you to know that there's been no response from the office even after the 3/12 email.
> Also attached is Gary Ruddell's follow up email.
> Would you check on this and see what the status is and what's being done please?
> Thank you,
> Victoria
>
> ---
>
> **From:** Edwards, George Senator
> **Sent:** Thursday, March 26, 2020 2:27 PM
> **To:** 'tiffany.robinson@maryland.gov' <tiffany.robinson@maryland.gov>; 'andrew.fulginiti@maryland.gov' <andrew.fulginiti@maryland.gov>
> **Cc:** 'Wendell Beitzel' <wrbeitzel@gmail.com>; Gary Ruddell (gruddell@totalbizfulfillment.com) <gruddell@totalbizfulfillment.com>; crodeheaver@MyBank.com
> **Subject:** FW: FUNC Press Release re Settlement Negotiations
> **Importance:** High
>
> Secretary Robinson,
> We keep hearing from Keiffer Mitchell that you all are on this. Delegate Beitzel and I would like to know what is being done ASAP. I know you have a lot on your plate at the moment, but this is a very important issue in our part of the State and we would like to have some action on this.
> George Edwards
>
> ---
>
> **From:** Gary Ruddell [mailto:gruddell@totalbizfulfillment.com]
> **Sent:** Thursday, March 26, 2020 10:16 AM
> **To:** Edwards, George Senator <George.Edwards@senate.state.md.us>; Wendell Beitzel (wrbeitzel@gmail.com) <wrbeitzel@gmail.com>
> **Cc:** Carissa L. Rodeheaver, CPA CFP (crodeheaver@MyBank.com) <crodeheaver@MyBank.com>; John McCullough (john.mcc@verizon.net) <john.mcc@verizon.net>; Mark Widmyer (mark.widmyer1@maryland.gov) <mark.widmyer1@maryland.gov>
> **Subject:** FW: FUNC Press Release re Settlement Negotiations
>
> Dear George and Wendell:
> As a life-long Maryland resident and business owner who has been directly banked by First United

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Bank and Trust, I am deeply disappointed and troubled by the continued formal inaction of the Maryland of the Commissioner of Financial Regulation and the Maryland Attorney General's Office. Driver Management, Inc. a New York based investor, bought shares and increased it's holding of First United Bank and Trust shares (6% ownership). According to Maryland banking laws Driver Management, Inc. after buying a percentage of shares was required by Maryland to follow certain Maryland banking regulations. The Maryland Commissioner of Financial Regulation was made aware of the situation in summer 2019. This Maryland office later in 2019 found a potential violation of the Maryland regulation. Why has there been no action of opening a formal investigation against Driver Management Inc. by whichever State of Maryland agency has jurisdiction?

The Maryland law is on the books to create a balanced playing field in the banking and with other Maryland businesses. Why would the State of Maryland permit by it's inaction allow a predatory out-of-state shareholder to undermine a Western Maryland regional community bank? If this New York based-firm is allowed to circumvent Maryland regulations or laws does it not create open season on other Maryland headquartered banks or businesses? Who will be next?

A costly proxy fight is on the immediate horizon. The inaction of a formal investigation and its findings in addition compromises the employment of hundreds of Maryland residents; banking services to Total Biz Fulfillment, Inc.; and First United's continued regional community support.

I request an immediate opening of a formal investigation. I am also a Director of the Board of Director for First United but I am NOT speaking for the Board or First United Bank and Trust's management.

Best Regards,

Gary R. Ruddell
President

TBF_logo_mini

E: gruddell@totalbizfulfillment.com
Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Karen Malecki <kmalecki@mybank.com>
Sent: Thursday, March 26, 2020 8:12 AM
To: awalls@mpbonline.com; bboal@boalandassociates.com; bob_rudy@hotmail.com; Carissa Rodeheaver <crodeheaver@mybank.com>; elmdcl@gmail.com; Gary Ruddell <gruddell@totalbizfulfillment.com>; Jason Rush <jrush@mybank.com>; jbarr@ellsworthelectric.net; john.mcc@verizon.net; Karen Malecki <kmalecki@mybank.com>; mkburkey@mkburkeycpa.com; marisa@shockleyhonda.com; rwkurtz@verizon.net; Tonya Sturm <tsturm@mybank.com>
Cc: Coaching Staff <CoachingStaff@mybank.com>
Subject: FUNC Press Release re Settlement Negotiations
Importance: High

Attached is a press release from us that "dropped" at 8AM this morning. I have also posted it in Directors Desk Documents.

Have a great morning!

Karen L. Malecki
Vice President and Director of Strategic Initiatives

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First United Bank & Trust
19 S. Second Street
Oakland, MD 21550
1-301-533-2329 (O)
1-301-334-1421 (F)

kmalecki@MyBank.com
MyBank.com

***The information contained in this email and in any accompanying documents, may constitute confidential and/or legally privileged information and/or may be protected by the federal law including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, and state laws. The information is intended only for use by the designated recipient. If you are not the intended recipient (or responsible for delivery of the message to the intended recipient), you are hereby notified that any dissemination, distribution, copying, or other use of, or taking of any action in reliance on this email is strictly prohibited. If you have received this email communication in error, please notify the sender immediately and delete the message from your system.

---------- Forwarded message ----------
From: Gary Ruddell <gruddell@totalbizfulfillment.com>
To: "Edwards, George Senator" <George.Edwards@senate.state.md.us>, "Wendell Beitzel (wrbeitzel@gmail.com)" <wrbeitzel@gmail.com>
Cc:
Bcc:
Date: Thu, 26 Mar 2020 18:39:32 +0000
Subject: RE: FUNC Press Release re Settlement Negotiations
Thanks George for your quick action and copying Wendell, Carissa and I in on this matter.
Driver Management, Inc. is the type of capitalist that gives all capitalists very bad names. He after the quick buck and then he and his associates dump their stock. There is no investing what-so-ever in the local community. Driver insists that First United Bank and Trust be offered for sale on the open market. He will not accept anything less. A sale of First United Bank and Trust under his scenario would absolutely reduce the Garrett County bank head count—(200-250 Garrett Countians) the Operations Center on 219 would certainly close and employees be without a job. A large bank would be the likely purchaser—and decisions on loans would come from a headquarters not associated at all with this Western Maryland and northern West Virginia communities.
Driver Management has gone after two other Virginia banks and did damage to them. He has a following of large investors who would likely dump their stock holdings in First United.
First United Bank and Trust has a strategic plan that would long-term reward stockholders, stakeholders and the community much more as a stand-a-lone bank than as this capitalist malefactor would provide.
Best Regards,
Gary R. Ruddell
President

TBF_logo_mini

E: gruddell@totalbizfulfillment.com

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Page 4 of 5

Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Edwards, George Senator <George.Edwards@senate.state.md.us>
Sent: Thursday, March 26, 2020 2:27 PM
To: 'tiffany.robinson@maryland.gov' <tiffany.robinson@maryland.gov>; 'andrew.fulginiti@maryland.gov' <andrew.fulginiti@maryland.gov>
Cc: 'Wendell Beitzel' <wrbeitzel@gmail.com>; Gary Ruddell <gruddell@totalbizfulfillment.com>; crodeheaver@MyBank.com
Subject: FW: FUNC Press Release re Settlement Negotiations
Importance: High

Secretary Robinson,

We keep hearing from Keiffer Mitchell that you all are on this. Delegate Beitzel and I would like to know what is being done ASAP. I know you have a lot on your plate at the moment, but this is a very important issue in our part of the State and we would like to have some action on this.

George Edwards

From: Gary Ruddell [mailto:gruddell@totalbizfulfillment.com]
Sent: Thursday, March 26, 2020 10:16 AM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>; Wendell Beitzel (wrbeitzel@gmail.com) <wrbeitzel@gmail.com>
Cc: Carissa L. Rodeheaver, CPA CFP (crodeheaver@MyBank.com) <crodeheaver@MyBank.com>; John McCullough (john.mcc@verizon.net) <john.mcc@verizon.net>; Mark Widmyer (mark.widmyer1@maryland.gov) <mark.widmyer1@maryland.gov>
Subject: FW: FUNC Press Release re Settlement Negotiations

Dear George and Wendell:

As a life-long Maryland resident and business owner who has been directly banked by First United Bank and Trust, I am deeply disappointed and troubled by the continued formal inaction of the Maryland of the Commissioner of Financial Regulation and the Maryland Attorney General's Office. Driver Management, Inc. a New York based investor, bought shares and increased it's holding of First United Bank and Trust shares (6% ownership). According to Maryland banking laws Driver Management, Inc. after buying a percentage of shares was required by Maryland to follow certain Maryland banking regulations. The Maryland Commissioner of Financial Regulation was made aware of the situation in summer 2019. This Maryland office later in 2019 found a potential violation of the Maryland regulation. Why has there been no action of opening a formal investigation against Driver Management Inc. by whichever State of Maryland agency has jurisdiction?

The Maryland law is on the books to create a balanced playing field in the banking and with other Maryland businesses. Why would the State of Maryland permit by it's inaction allow a predatory out-of-state shareholder to undermine a Western Maryland regional community bank? If this New York based-firm is allowed to circumvent Maryland regulations or laws does it not create open season on other Maryland headquartered banks or businesses? Who will be next?

A costly proxy fight is on the immediate horizon. The inaction of a formal investigation and its findings in addition compromises the employment of hundreds of Maryland residents; banking services to Total Biz Fulfillment, Inc.; and First United's continued regional community support.

I request an immediate opening of a formal investigation. I am also a Director of the Board of Director for First United but I am NOT speaking for the Board or First United Bank and Trust's management.

Best Regards,

Gary R. Ruddell
President

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Page 5 of 5

TBF_logo_mini

E: gruddell@totalbizfulfillment.com
Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Karen Malecki <kmalecki@mybank.com>
Sent: Thursday, March 26, 2020 8:12 AM
To: awalls@mpbonline.com; bboal@boalandassociates.com; bob_rudy@hotmail.com; Carissa Rodeheaver <crodeheaver@mybank.com>; elmdcl@gmail.com; Gary Ruddell <gruddell@totalbizfulfillment.com>; Jason Rush <jrush@mybank.com>; jbarr@ellsworthelectric.net; john.mcc@verizon.net; Karen Malecki <kmalecki@mybank.com>; mkburkey@mkburkeycpa.com; marisa@shockleyhonda.com; rwkurtz@verizon.net; Tonya Sturm <tsturm@mybank.com>
Cc: Coaching Staff <CoachingStaff@mybank.com>
Subject: FUNC Press Release re Settlement Negotiations
Importance: High

Attached is a press release from us that "dropped" at 8AM this morning. I have also posted it in Directors Desk Documents.

Have a great morning!

Karen L. Malecki
Vice President and Director of Strategic Initiatives
First United Bank & Trust
19 S. Second Street
Oakland, MD 21550
1-301-533-2329 (O)
1-301-334-1421 (F)

kmalecki@MyBank.com
MyBank.com

***The information contained in this email and in any accompanying documents, may constitute confidential and/or legally privileged information and/or may be protected by the federal law including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, and state laws. The information is intended only for use by the designated recipient. If you are not the intended recipient (or responsible for delivery of the message to the intended recipient), you are hereby notified that any dissemination, distribution, copying, or other use of, or taking of any action in reliance on this email is strictly prohibited. If you have received this email communication in error, please notify the sender immediately and delete the message from your system.

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Page 1 of 2

Keiffer,
Senator Edwards sent an email to Secretary Robinson on 3/12 asking for an update on the issue with First United Bank and Trust and then followed up earlier this afternoon with another request. The Senator wanted you to know that there's been no response from the office even after the 3/12 email. Also attached is Gary Ruddell's follow up email.
Would you check on this and see what the status is and what's being done please?
Thank you,
Victoria

From: Edwards, George Senator
Sent: Thursday, March 26, 2020 2:27 PM
To: 'tiffany.robinson@maryland.gov' <tiffany.robinson@maryland.gov>; 'andrew.fulginiti@maryland.gov' <andrew.fulginiti@maryland.gov>
Cc: 'Wendell Beitzel' <wrbeitzel@gmail.com>; Gary Ruddell (gruddell@totalbizfulfillment.com) <gruddell@totalbizfulfillment.com>; crodeheaver@MyBank.com
Subject: FW: FUNC Press Release re Settlement Negotiations
Importance: High
Secretary Robinson,
We keep hearing from Keiffer Mitchell that you all are on this. Delegate Beitzel and I would like to know what is being done ASAP. I know you have a lot on your plate at the moment, but this is a very important issue in our part of the State and we would like to have some action on this.
George Edwards

From: Gary Ruddell [mailto:gruddell@totalbizfulfillment.com]
Sent: Thursday, March 26, 2020 10:16 AM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>; Wendell Beitzel (wrbeitzel@gmail.com) <wrbeitzel@gmail.com>
Cc: Carissa L. Rodeheaver, CPA CFP (crodeheaver@MyBank.com) <crodeheaver@MyBank.com>; John McCullough (john.mcc@verizon.net) <john.mcc@verizon.net>; Mark Widmyer (mark.widmyer1@maryland.gov) <mark.widmyer1@maryland.gov>
Subject: FW: FUNC Press Release re Settlement Negotiations
Dear George and Wendell:
As a life-long Maryland resident and business owner who has been directly banked by First United Bank and Trust, I am deeply disappointed and troubled by the continued formal inaction of the Maryland of the Commissioner of Financial Regulation and the Maryland Attorney General's Office.
Driver Management, Inc. a New York based investor, bought shares and increased it's holding of First United Bank and Trust shares (6% ownership). According to Maryland banking laws Driver Management, Inc. after buying a percentage of shares was required by Maryland to follow certain Maryland banking regulations. The Maryland Commissioner of Financial Regulation was made aware of the situation in summer 2019. This Maryland office later in 2019 found a potential violation of the Maryland regulation. Why has there been no action of opening a formal investigation against Driver Management Inc. by whichever State of Maryland agency has jurisdiction?
The Maryland law is on the books to create a balanced playing field in the banking and with other Maryland businesses. Why would the State of Maryland permit by it's inaction allow a predatory out-of-state shareholder to undermine a Western Maryland regional community bank? If this New York based-firm is allowed to circumvent Maryland regulations or laws does it not create open season on other Maryland headquartered banks or businesses? Who will be next?
A costly proxy fight is on the immediate horizon. The inaction of a formal investigation and its findings in addition compromises the employment of hundreds of Maryland residents; banking services to Total Biz Fulfillment, Inc.; and First United's continued regional community support.
I request an immediate opening of a formal investigation. I am also a Director of the Board of Director for First United but I am NOT speaking for the Board or First United Bank and Trust's management.

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Page 2 of 2

Best Regards,
Gary R. Ruddell
President

E: gruddell@totalbizfulfillment.com
Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Karen Malecki <kmalecki@mybank.com>
Sent: Thursday, March 26, 2020 8:12 AM
To: awalls@mpbonline.com; bboal@boalandassociates.com; bob_rudy@hotmail.com; Carissa Rodeheaver <crodeheaver@mybank.com>; elmdcl@gmail.com; Gary Ruddell <gruddell@totalbizfulfillment.com>; Jason Rush <jrush@mybank.com>; jbarr@ellsworthelectric.net; john.mcc@verizon.net; Karen Malecki <kmalecki@mybank.com>; mkburkey@mkburkeycpa.com; marisa@shockleyhonda.com; rwkurtz@verizon.net; Tonya Sturm <tsturm@mybank.com>
Cc: Coaching Staff <CoachingStaff@mybank.com>
Subject: FUNC Press Release re Settlement Negotiations
Importance: High

Attached is a press release from us that “dropped” at 8AM this morning. I have also posted it in Directors Desk Documents.

Have a great morning!

Karen L. Malecki
Vice President and Director of Strategic Initiatives
First United Bank & Trust
19 S. Second Street
Oakland, MD 21550
1-301-533-2329 (O)
1-301-334-1421 (F)

kmalecki@MyBank.com
MyBank.com

***The information contained in this email and in any accompanying documents, may constitute confidential and/or legally privileged information and/or may be protected by the federal law including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, and state laws. The information is intended only for use by the designated recipient. If you are not the intended recipient (or responsible for delivery of the message to the intended recipient), you are hereby notified that any dissemination, distribution, copying, or other use of, or taking of any action in reliance on this email is strictly prohibited. If you have received this email communication in error, please notify the sender immediately and delete the message from your system.

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Page 1 of 2

Secretary Robinson,
We keep hearing from Keiffer Mitchell that you all are on this. Delegate Beitzel and I would like to know what is being done ASAP. I know you have a lot on your plate at the moment, but this is a very important issue in our part of the State and we would like to have some action on this.
George Edwards

From: Gary Ruddell [mailto:gruddell@totalbizfulfillment.com]
Sent: Thursday, March 26, 2020 10:16 AM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>; Wendell Beitzel (wrbeitzel@gmail.com) <wrbeitzel@gmail.com>
Cc: Carissa L. Rodeheaver, CPA CFP (crodeheaver@MyBank.com) <crodeheaver@MyBank.com>; John McCullough (john.mcc@verizon.net) <john.mcc@verizon.net>; Mark Widmyer (mark.widmyer1@maryland.gov) <mark.widmyer1@maryland.gov>
Subject: FW: FUNC Press Release re Settlement Negotiations
Dear George and Wendell:
As a life-long Maryland resident and business owner who has been directly banked by First United Bank and Trust, I am deeply disappointed and troubled by the continued formal inaction of the Maryland of the Commissioner of Financial Regulation and the Maryland Attorney General's Office.
Driver Management, Inc. a New York based investor, bought shares and increased it's holding of First United Bank and Trust shares (6% ownership). According to Maryland banking laws Driver Management, Inc. after buying a percentage of shares was required by Maryland to follow certain Maryland banking regulations. The Maryland Commissioner of Financial Regulation was made aware of the situation in summer 2019. This Maryland office later in 2019 found a potential violation of the Maryland regulation. Why has there been no action of opening a formal investigation against Driver Management Inc. by whichever State of Maryland agency has jurisdiction?
The Maryland law is on the books to create a balanced playing field in the banking and with other Maryland businesses. Why would the State of Maryland permit by it's inaction allow a predatory out-of-state shareholder to undermine a Western Maryland regional community bank? If this New York based-firm is allowed to circumvent Maryland regulations or laws does it not create open season on other Maryland headquartered banks or businesses? Who will be next?
A costly proxy fight is on the immediate horizon. The inaction of a formal investigation and its findings in addition compromises the employment of hundreds of Maryland residents; banking services to Total Biz Fulfillment, Inc.; and First United's continued regional community support.
I request an immediate opening of a formal investigation. I am also a Director of the Board of Director for First United but I am NOT speaking for the Board or First United Bank and Trust's management.
Best Regards,
Gary R. Ruddell
President

TOTAL BIZ FULFILLMENT
YOUR TOTAL SUPPORT TEAM

E: gruddell@totalbizfulfillment.com
Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Karen Malecki <kmalecki@mybank.com>

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Page 2 of 2

Sent: Thursday, March 26, 2020 8:12 AM
To: awalls@mpbonline.com; bboal@boalandassociates.com; bob_rudy@hotmail.com; Carissa Rodeheaver <crodeheaver@mybank.com>; elmdcl@gmail.com; Gary Ruddell <gruddell@totalbizfulfillment.com>; Jason Rush <jrush@mybank.com>; jbarr@ellsworthelectric.net; john.mcc@verizon.net; Karen Malecki <kmalecki@mybank.com>; mkburkey@mkburkeycpa.com; marisa@shockleyhonda.com; rwkurtz@verizon.net; Tonya Sturm <tsturm@mybank.com>
Cc: Coaching Staff <CoachingStaff@mybank.com>
Subject: FUNC Press Release re Settlement Negotiations
Importance: High

Attached is a press release from us that "dropped" at 8AM this morning. I have also posted it in Directors Desk Documents.

Have a great morning!

Karen L. Malecki
Vice President and Director of Strategic Initiatives
First United Bank & Trust
19 S. Second Street
Oakland, MD 21550
1-301-533-2329 (O)
1-301-334-1421 (F)

kmalecki@MyBank.com
MyBank.com

***The information contained in this email and in any accompanying documents, may constitute confidential and/or legally privileged information and/or may be protected by the federal law including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, and state laws. The information is intended only for use by the designated recipient. If you are not the intended recipient (or responsible for delivery of the message to the intended recipient), you are hereby notified that any dissemination, distribution, copying, or other use of, or taking of any action in reliance on this email is strictly prohibited. If you have received this email communication in error, please notify the sender immediately and delete the message from your system.

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Wendell,
George asked me to check on this with Tiffany Robinson on Friday. I forwarded it on to him for some guidance on how to handle this latest email from First United.
V

From: Wendell Beitzel [mailto:wrbeitzel@gmail.com]
Sent: Thursday, March 26, 2020 10:25 AM
To: Edwards, George Senator <George.Edwards@senate.state.md.us>
Subject: Fwd: FW: FUNC Press Release re Settlement Negotiations

George,
\
Can you prepare a letter to the banking officials we met with to find out what if anything they have done or are doing to help the bank?

Wendell

---------- Forwarded message ---------
From: **Gary Ruddell** <gruddell@totalbizfulfillment.com>
Date: Thu, Mar 26, 2020 at 10:16 AM
Subject: FW: FUNC Press Release re Settlement Negotiations
To: George Edwards (George.Edwards@senate.state.md.us) <George.Edwards@senate.state.md.us>, Wendell Beitzel (wrbeitzel@gmail.com) <wrbeitzel@gmail.com>
Cc: Carissa L. Rodeheaver, CPA CFP (crodeheaver@MyBank.com) <crodeheaver@mybank.com>, John McCullough (john.mcc@verizon.net) <john.mcc@verizon.net>, Mark Widmyer (mark.widmyer1@maryland.gov) <mark.widmyer1@maryland.gov>

Dear George and Wendell:
As a life-long Maryland resident and business owner who has been directly banked by First United Bank and Trust, I am deeply disappointed and troubled by the continued formal inaction of the Maryland of the Commissioner of Financial Regulation and the Maryland Attorney General's Office.
Driver Management, Inc. a New York based investor, bought shares and increased it's holding of First United Bank and Trust shares (6% ownership). According to Maryland banking laws Driver Management, Inc. after buying a percentage of shares was required by Maryland to follow certain Maryland banking regulations. The Maryland Commissioner of Financial Regulation was made aware of the situation in summer 2019. This Maryland office later in 2019 found a potential violation of the Maryland regulation. Why has there been no action of opening a formal investigation against Driver Management Inc. by whichever State of Maryland agency has jurisdiction?
The Maryland law is on the books to create a balanced playing field in the banking and with other Maryland businesses. Why would the State of Maryland permit by it's inaction allow a predatory out-of-state shareholder to undermine a Western Maryland regional community bank? If this New York based-firm is allowed to circumvent Maryland regulations or laws does it not create open season on other Maryland headquartered banks or businesses? Who will be next?
A costly proxy fight is on the immediate horizon. The inaction of a formal investigation and its findings in addition compromises the employment of hundreds of Maryland residents; banking services to Total Biz Fulfillment, Inc.; and First United's continued regional community support.
I request an immediate opening of a formal investigation. I am also a Director of the Board of Director for First United but I am NOT speaking for the Board or First United Bank and Trust's management.
Best Regards,
Gary R. Ruddell
President

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Page 2 of 2

E: gruddell@totalbizfulfillment.com
Direct: 301.895.3889
Cell: 301.501.0441
1 Corporate Drive
Grantsville, Maryland, USA 21536

From: Karen Malecki <kmalecki@mybank.com>
Sent: Thursday, March 26, 2020 8:12 AM
To: awalls@mpbonline.com; bboal@boalandassociates.com; bob_rudy@hotmail.com; Carissa Rodeheaver <crodeheaver@mybank.com>; elmdcl@gmail.com; Gary Ruddell <gruddell@totalbizfulfillment.com>; Jason Rush <jrush@mybank.com>; jbarr@ellsworthelectric.net; john.mcc@verizon.net; Karen Malecki <kmalecki@mybank.com>; mkburkey@mkburkeycpa.com; marisa@shockleyhonda.com; rwkurtz@verizon.net; Tonya Sturm <tsturm@mybank.com>
Cc: Coaching Staff <CoachingStaff@mybank.com>
Subject: FUNC Press Release re Settlement Negotiations
Importance: High

Attached is a press release from us that "dropped" at 8AM this morning. I have also posted it in Directors Desk Documents.
Have a great morning!

Karen L. Malecki
Vice President and Director of Strategic Initiatives
First United Bank & Trust
19 S. Second Street
Oakland, MD 21550
1-301-533-2329 (O)
1-301-334-1421 (F)

kmalecki@MyBank.com
MyBank.com

***The information contained in this email and in any accompanying documents, may constitute confidential and/or legally privileged information and/or may be protected by the federal law including but not limited to the Health Insurance Portability and Accountability Act (HIPAA) of 1996, and state laws. The information is intended only for use by the designated recipient. If you are not the intended recipient (or responsible for delivery of the message to the intended recipient), you are hereby notified that any dissemination, distribution, copying, or other use of, or taking of any action in reliance on this email is strictly prohibited. If you have received this email communication in error, please notify the sender immediately and delete the message from your system.

mhtml:file://C:\Users\theco\AppData\Local\Microsoft\Windows\INetCache\Content.Outlo... 5/29/2020